EXHIBIT 10.1

                               MUTUAL TERMINATION

     The undersigned are parties to the Agreement and Plan of Reorganization, dated August 9, 1999 (the "Agreement"), by and among Gold Banc Corporation, Inc., a Kansas corporation ("Gold Banc"), Gold Banc Acquisition Corporation VIII, Inc., a Kansas corporation ("Acquisition Subsidiary"), and Union Bankshares, Ltd., a Delaware corporation (the "Company"). Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Agreement.

     Pursuant to Section 11.1(a) of the Agreement, the parties hereby voluntarily and mutually agree to terminate the Agreement, effective on the date hereof.

     The parties acknowledge and agree that no party is in breach or default of the Agreement, and that no party has any further liability or obligation to any other party under or pursuant to the Agreement. Each party agrees to bear its own expenses in connection with the Agreement and the termination thereof.

     The execution and delivery of this mutual termination has been authorized by the board of directors, or an executive committee of the board, of each party hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this mutual termination.

Dated:  March 17, 2000
                                   GOLD BANC CORPORATION, INC.



                                   By:    /s/Malcolm M. Aslin
                                      ------------------------------------------
                                      Name:  Malcolm M. Aslin
                                      Title: President and Chief Operating
                                             Officer


                                   GOLD BANC ACQUISITION CORPORATION VIII, INC.



                                   By:    /s/Keith E. Bouchey
                                      ------------------------------------------
                                      Name:  Keith E. Bouchey
                                      Title: Secretary-Treasurer


                                   UNION BANKSHARES, LTD.



                                   By:   /s/ Charles R. Harrison
                                      ------------------------------------------
                                      Name:  Charles R. Harrison
                                      Title: Chief Executive Officer